AMENDMENT NO. 3 TO AMENDED AND RESTATED
	    REVOLVING CREDIT AND TERM LOAN AGREEMENT

	This AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "Amendment No. 3") is made and entered into as of December 31, 2001, by and among BANGOR HYDRO-ELECTRIC COMPANY, a Maine corporation having its chief executive office at 33 State Street, Bangor, Maine 04402 (the "Borrower"), FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association having a place of business at 80 Exchange Street, Bangor, Maine 04401 ("Fleet"), and the other lending institutions listed on Schedule 1 to the Credit Agreement (as defined below) and Fleet as administrative agent and documentation agent for itself and such other lending institutions (the "Agent"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, the Banks, and the Agent entered into an Amended and Restated Revolving Credit and Term Loan Agreement dated as of June 29, 1998 (as amended by Amendment No. 1 to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 29, 2001, and Amendment No. 2 to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 1, 2001, as the same may be further amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks extended credit to the Borrower on the terms set forth therein; and

WHEREAS, the Borrower has requested an extension of the Revolving Credit
Loan Maturity Date, and the parties hereto have agreed to extend the Revolving Credit Loan Maturity Date on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the provisions of the Credit Agreement as follows:

1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. Section 1 of the Credit Agreement is hereby amended by deleting the following definition of "Revolving Credit Loan Maturity Date" in its entirety and replacing it with the following new definition, inserted in proper alphabetical order:

		"Revolving Credit Loan Maturity Date.  March 31, 2002."

2. CONDITIONS TO EFFECTIVENESS. This Amendment No. 3 shall become effective as of the date hereof, subject to the satisfaction of each of the following conditions:

	(a) receipt by the Agent of this Amendment No. 3 duly and properly authorized, executed and delivered by each of the respective parties hereto;

	(b) the Borrower shall have delivered to the Agent certified copies of corporate resolutions of the Borrower satisfactory to the Agent authorizing this Amendment No. 3; and

	(c) receipt by Bingham Dana LLP of payment of all fees and expenses incurred in the connection with the preparation of this Amendment No. 3.

      3. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and the Banks as follows:

	(a) The execution, delivery and performance of each of this Amendment No. 3 and the transactions contemplated hereby are within the corporate power and authority of the Borrower and have been or will be authorized by proper corporate proceedings, and do not (a) require any consent or approval of the stockholders of the Borrower, (b) contravene any provision of the charter documents or by-laws of the Borrower or any law, rule or regulation applicable to the Borrower, or (c) contravene any provision of, or constitute an event of default or event which, but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other material agreement, instrument or undertaking binding on the Borrower.

	(b) This Amendment No. 3 and the Credit Agreement, as amended as of the date hereof, and all of the terms and provisions hereof and thereof are the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) The execution, delivery and performance of this Amendment No. 3 and the transactions contemplated hereby do not require any approval or consent of, or filing or registration with, any governmental or other agency or authority, or any other party.

      (d) The representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

      (e) After giving effect to this Amendment No. 3, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

4. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment No. 3 and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment No. 3.

5.  GOVERNING LAW.  THIS AMENDMENT NO. 3 SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


6. COUNTERPARTS. This Amendment No. 3 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment No. 3 as of the date first set forth above.

				    THE BORROWER:

				    BANGOR HYDRO-ELECTRIC COMPANY


				    By:    Mathieu A. Poulin
					Name: Mathiew A. Poulin
					Title:  Treasurer


				    THE BANKS:

				    FLEET NATIONAL BANK (f/k/a
				    BankBoston, N.A.), individually and as
				    Administrative Agent and
				    Documentation Agent


				    By:
					Name:
					Title:


				    PEOPLES HERITAGE BANK


				    By:
					Name:
					Title: